_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 15, 2003

          Bayview Financial Securities Company, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	333-104181 (Commission File Number)	56-2336517 (I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida (Address of Principal Executive Offices)	33146 (Zip Code)

Registrant’s telephone number, including area code:  (305) 341-5632

                                                               None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events. 1

Filed concurrently on Form SE are certain materials (the “Computational Materials”) furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the underwriters (the “Representative”), in respect of Bayview Financial Mortgage Pass-Through Certificates, Series 2003-F, Class IO, Class A-IO, Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class B Certificates (the “Certificates”). The Certificates are being offered pursuant to a Prospectus Supplement dated November 18, 2003, and the related Prospectus dated November 18, 2003 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-104181) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Representative and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

_______________

1

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials (P)

99.2

Computational Materials (P)

99.3

Computational Materials (P)

99.4

Computational Materials (P)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:  /s/ Stuart Waldman

       Name: Stuart Waldman

       Title:   Vice President

Dated:  _________________, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

(P)

99.2

Computational Materials

(P)

99.3

Computational Materials

(P)

99.4

Computational Materials

(P)

Exhibit 99.1     Computational Materials (P)

[To be filed on Form SE]

Exhibit 99.2     Computational Materials (P)

[To be filed on Form SE]

Exhibit 99.3     Computational Materials (P)

[To be filed on Form SE]

Exhibit 99.4     Computational Materials (P)

[To be filed on Form SE]